Rule 497(e)
                                                             File Nos. 333-70963
                                                                   and 811-09201

                          Key Business VUL - Prospectus

           A Flexible Premium Variable Universal Life Insurance Policy
             offered by Great-West Life & Annuity Insurance Company
                in connection with its COLI VUL-2 Series Account

                     Supplement dated March 12, 2004 to the
                             May 1, 2003 Prospectus

Please note the following changes to your Prospectus.

Effective April 1, 2004, the Divisions investing in the following Funds will be closed to investment: Dreyfus VIP Growth & Income, INVESCO VIF High Yield, Janus Aspen Series Mid Cap Growth, and STI Classic Growth & Income. "Closed to new investment" means no one can allocate additional amounts (either through initial premium, policy transfer or additional premium) to those Divisions effective April 1, 2004.

If you have any amount in the Divisions of the COLI VUL-2 Series Account that invest in the above-referenced Funds, you may do the following (subject to the terms and conditions contained in the Prospectus):

o       transfer amounts out of the Divisions into other Divisions;
o       withdraw amounts from the Divisions; and
o       maintain your current investment in the Divisions.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or periodic account value rebalancing under the rebalancer option) directing us to invest in these Divisions, you need to provide us with new instructions for amounts that would have otherwise gone into these Divisions.

Effective April 1, 2004, the Divisions investing in the following Funds will be closed to new owners: American Century VP International, American Century VP Income & Growth, INVESCO VIF Core Equity, and Neuberger Berman AMT Guardian. "Closed to new owners " means owners who do not already have amounts invested in the Divisions may not allocate any amounts (either through initial premium, policy transfer or additional premium) to those Divisions effective April 1, 2004. Owners with amounts invested in these Divisions as of April 1, 2004, may continue to allocate premium payments and transfer amounts into and out of these Divisions.

As always, the availability of any Division as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion or substitution of investments.

The following paragraph is added to the section "The Investment Options and Funds" on page 20 of the Prospectus:

"The Divisions of Great-West's COLI VUL-2 Series Account that invest in Dreyfus VIP Growth & Income, INVESCO VIF High Yield, Janus Aspen Series Mid Cap Growth, and STI Classic Growth & Income are closed to new contributions and transfers in effective April 1, 2004. The Divisions of Great-West's COLI VUL-2 Series Account that invest in American Century VP International, American Century VP Income & Growth, INVESCO VIF Core Equity, and Neuberger Berman AMT Guardian are closed to new owners effective April 1, 2004."

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2003.

                Please keep this Supplement for future reference.